UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 DATAJACK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                 DATAJACK, INC.
                          14911 Quorum Drive, Suite 370
                               Dallas, Texas 75254

To the Stockholders of DataJack, Inc.:

     On June 4, 2014, our Board of Directors adopted a resolution to amend our Articles of Incorporation to change our name to "Unified Signal, Inc." (the "Amendment"). Such action is described in more detail in the attached Information Statement.

     On or about June 9, 2014, the holders of approximately 75.9% of our common stock approved the Amendment by written consent.

     This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

                                   Sincerely,


                                   /s/ Paris Holt
                                   -----------------------------------
                                   Paris Holt, Chief Executive Officer

Dallas, Texas
June [__], 2014

                                 DATAJACK, INC.
                          14911 Quorum Drive, Suite 370
                               Dallas, Texas 75254

                              INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING

     This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the "Board") of DataJack, Inc. (the "Company," "we", "our" or "us") to the holders of our common stock, $0.001 par value per share (the "common stock") at June 9, 2014 (the "Record Date") in connection with the filing of the Amendment to the Articles of Incorporation (the "Amendment"), in the form attached hereto as Annex A, which will change the name of the Company from DataJack, Inc. to Unified Signal, Inc.

     Pursuant to Section 78.320 of the Nevada Revised Statutes (the "NRS"), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Nevada Secretary of State.

     Our Board obtained the required approval for the Amendment by means of a written consent of stockholders effective on or about June 9, 2014. A meeting to approve the Amendment is therefore unnecessary, and our Board decided to forego the expense of having one.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is first being mailed on or about June [__], 2014, to the holders of our outstanding common stock as of the Record Date.

                         ABOUT THE INFORMATION STATEMENT

GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

     The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                                 DATAJACK, Inc.
                          14911 Quorum Drive, Suite 370
                               Dallas, Texas 75254
                               Fax: (972) 980-3739

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify the Company's stockholders as of the close of business on the Record Date of the approval of the Amendment. Four stockholders holding 75.9% of the Company's outstanding common stock will consent to the Amendment and the Plan pursuant to a written consent effective on or about June 9, 2014.

WHO IS ENTITLED TO NOTICE?

     Each outstanding share of common stock as of record on the close of business on the Record Date, which is June 9, 2014, will be entitled to notice of the approval of the Amendment. Under the NRS, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

     The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 55,091,728 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment. The approval of such majority was obtained pursuant to a written consent effective on June 9, 2014.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, of which 55,091,728 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. The following stockholders (holding the indicated number of shares) will vote in favor of the proposal:

                                                         Percentage of
            Holder                  Number of Shares      Outstanding
            ------                  ----------------      -----------

       Paris Holt                     30,600,000              55.5%
       Sperling Family Trust           6,563,096              11.9%
       Warren Gilbert                  3,175,948               5.8%
       Socrates Goulakos               1,500,000               2.7%
                                      ----------             -----
       Total                          41,839,044              75.9%
                                      ==========             =====

     Pursuant to Rule 14c-2 under the Exchange Act, the Amendment and the Plan will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Amendment will become effective with the Secretary of State of the State of Nevada on the close of business on June [__], 2014. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the NRS.

     SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     As of the Record Date, 55,091,728 shares of common stock were issued and outstanding and no shares of our preferred stock are issued or outstanding. Only holders of record of our voting stock at the close of business on the Record Date were entitled to participate in the written consent of Company stockholders. Each share of common stock was entitled to one (1) vote for each share of common stock held by such shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, 55,091,728 shares of common stock were outstanding and no shares of preferred stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

     * each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
     *    each of our directors;
     * each of our named executive officers; and all of our directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals and entities listed is 14911 Quorum Drive, Suite 370, Dallas, Texas 75254.

                                     Shares of Common Stock     Total Percentage
Name and Address of Shareholder        Beneficially Owned       of Voting Power
-------------------------------        ------------------       ---------------

5% OR MORE SHAREHOLDERS

Gerald & Seena Sperling JTTEN               6,563,096                11.9%
17899 Aberdeen Way
Boca Raton, Florida 33496

Warren Gilbert                              3,175,948                 5.8%
1800 NE 114th Street, Suite 2110
Miami, Florida 33181

OFFICER AND DIRECTORS (1)

Paris W. Holt,                             30,600,000                55.5%
Chief Executive Officer and Director

Stuart Ehrlich,                               201,193                   *%
Director

Marc Moore,                                   250,000                   *%
Director

Peter Sperling,                               250,000                   *%
Director

Officers and Directors
 as a Group (4 total)                      31,301,193                56.8%

----------
*    Denotes less than 1%.
(1) On June 4, 2014, Gladys Perez resigned as a member of the Board of Directors. Mr. Perez holds 250,000 shares of the Company's Common Stock as of the date of this filing.

          ACTION 1 -- APPROVAL OF AMENDED ARTICLES OF INCORPORATION TO
                           CHANGE THE COMPANY'S NAME

     Effective on June 9, 2014, four stockholders holding 75.9% of the voting power of the Company's issued and outstanding common stock executed a written consent in lieu of meeting authorizing our stockholders to change the Company's name from DataJack, Inc. to Unified Signal, Inc.

PURPOSE OF AMENDMENT

     The Company has been known as "DataJack, Inc." since December 2012. The Company's principal business has been the production and sale of devices that allow computer users to access the Internet wirelessly. Such devices are marketed under the proprietary name "DataJack".

     Although DataJack will continue to sell its devices under the name "DataJack", on June 4, 2013, the Company purchased TelBill Holdings, Inc., which operates Unified Signal, which is a SAS (software as a service) based billing and back office platform which enables companies in virtually any industry sector to launch cellular, as well as other telecom services using their existing brand. Unified Signal's SAS platform and infrastructure allows clients to implement faster, have more control over the system with feature rich tools, while being more cost efficient than other solution providers. Unified Signal's turnkey telecom billing platform allows its clients to sell, provision, fulfill, and care for multiple telecom services, including pre and post-paid cellular, local, long distance, Internet, and mobile banking. Unified Signal's SAS platform is integrated with most major U.S. carriers. The platform also enables clients to private label mobile banking services including a full mobile wallet linked to a prepaid debit card.

     To better reflect the Company's emphasis on the new Unified Signals business, the Board of Directors and stockholders elected to change the Company's name from "DataJack" to "Unified Signal".

GENERAL EFFECT OF AMENDMENT

     Changing   our  name  will  not  affect,   in  any  way,  the  validity  or
transferability of currently outstanding stock certificates; however, our stockholders may be asked to surrender the stock certificates that they currently hold in exchange for certificates bearing our new name. The cost of changing our name will be immaterial. Upon the effectiveness of the Amendment with the Secretary of State of the State of Nevada on the close of business on June [__], 2014, the name change will be effective. The name under which we trade our common stock on the Over-the-Counter Bulletin Board and our trading symbol on such market will also change.

                        COMMON STOCK AND DIVIDEND POLICY

MARKET INFORMATION

     Our common stock is traded in the over-the-counter market on the OTC Bulletin Board under the symbol DJAK. During the past 12 months the 52-week high price of our stock was $1.50 and 52-week low was $0.10. In connection with the name change, the Company will also be applying for a new trading symbol.

HOLDERS

     As of June 9, 2014, 55,091,728 shares of the Company's common stock were held by approximately 933 holders of records.

DIVIDENDS

     We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Pursuant to the NRS, no stockholder that objects to the Amendment will have any right to receive from us the fair value of his, her or its shares. The NRS provides that any provision of our Articles of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series. The Amendment will be adopted by the holders of a majority of the shares entitled to vote thereon.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,


/s/ Paris Holt
----------------------------------
Paris Holt,
Chief Executive Officer

Dallas, Texas
June [__], 2014

ANNEX A

          Certificate of Amendment to Articles of Incorporation
                 For Nevada Profit Corporations
      (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock

1. Name of Corporation: DATAJACK, INC.

2. The articles have been changed as follows: Article I is amended to change the name of the corporation to the following: UNIFIED SIGNAL, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 41,839,044 (75.9%).

4. Effective date and time of filing:

5. Signature


/s/ Paris Holt, Chief Executive Officer
-------------------------------------------------